AEGON/TRANSAMERICA SERIES TRUST

Supplement dated July 8, 2005 to the Prospectus dated May 1, 2005, as previously supplemented

* * *

Transamerica Equity

The following information supplements, amends and replaces the paragraph under “Sub-Adviser Compensation” in the section entitled “Management” on page TE – 3 of the Prospectus:

Sub-Adviser Compensation: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is equal to: 0.35% of assets up to $500 million; and 0.30% of assets over $500 million, less 50% of any amount reimbursed to the portfolio by the Investment Adviser pursuant to the expense limitation.

* * *

Templeton Great Companies Global

This portfolio is managed by two sub-advisers, Great Companies, L.L.C. and Templeton Investment Counsel, LLC. Under the section entitled “Management,” located on pages TGCG – 5 and TGCG – 6, of the Prospectus, portfolio managers are listed for each sub-adviser. The first portfolio manager listed under Templeton, Derek Hong, CFA, should be listed as a portfolio manager under Great Companies. The corresponding information in the Prospectus is amended and replaced accordingly.

* * *

Investors Should Retain This Supplement For Future Use